                               CARROLLTON BANCORP
                      344 NORTH CHARLES STREET, SUITE 300
                              BALTIMORE, MARYLAND

                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 28, 1998

TO THE SHAREHOLDERS OF CARROLLTON BANCORP:

    The Annual Meeting of Shareholders of Carrollton Bancorp, a Maryland corporation (the "Company"), will be held at the Company's Corporate Headquarters at 344 North Charles Street, Baltimore, Maryland on April 28, 1998 at 10:00 a.m., prevailing local time, for the following purposes:

1.  To elect four directors for a three year term ending in 2001.

2.  To approve the Carrollton Bancorp 1998 Long-Term Incentive Plan.

3. To act upon any other matter which may properly come before the meeting or any adjournment thereof.

    The close of business on February 20, 1998 has been fixed by the Board of Directors as the date for determining shareholders of record entitled to receive notice of and to vote at the Annual Meeting.

    Your attention is directed to the attached Proxy Statement and to the enclosed annual report of the Company for the fiscal year ended December 31, 1997.

    Please sign, date and mail the accompanying proxy in the enclosed, self-addressed, stamped envelope, whether or not you expect to attend the meeting in person. You may withdraw your proxy at the meeting should you be present and desire to vote your shares in person. Your cooperation is respectfully requested.

                                          By Order of the Board of Directors

                                          D. Doreen Smith
                                          Secretary

Baltimore, Maryland
March 13, 1998

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                               CARROLLTON BANCORP
                      344 NORTH CHARLES STREET, SUITE 300
                              BALTIMORE, MARYLAND

                                PROXY STATEMENT
                      1998 ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 28, 1998

                     SOLICITATION AND REVOCATION OF PROXIES

    This Proxy Statement (the "Proxy Statement") is being furnished to the shareholders of Carrollton Bancorp (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders, and any adjournments thereof, to be held at 10:00 AM prevailing local time, on Tuesday, April 28, 1998. This Proxy Statement is being sent to the shareholders of the Company on or about March 13, 1998.

    The Board of Directors has selected Steven K. Breeden, John P. Hauswald, and Samuel M. Dell, Jr., and each of them, to act as proxies with full power of substitution. A proxy may be revoked at any time prior to its exercise by giving written notice of revocation to the Company, by executing and delivering a substitute proxy to the Company, or by attending the Annual Meeting and voting in person. If no instructions are specified in the proxy, it is the intention of the persons named therein to vote FOR the election of the nominees named herein as directors of the Company.

    Shareholders of the Company are requested to complete, date and sign the accompanying form of proxy and return it promptly to the Company in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon.

    The Company does not know of any matter to be presented at the Annual Meeting except as described herein. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgement.

    The Company will bear the costs of the solicitation of proxies, including the reimbursement of banks, brokers and other fiduciaries for expenses in forwarding proxy solicitation materials to beneficial owners. Such expenses are estimated not to exceed $5,000. Solicitations may be made by mail, telegraph or personally by directors, officers or employees of the Company, none of whom will receive additional compensation for performing such services.

                               VOTING SECURITIES

    On March 1, 1998, the Company had outstanding 1,385,271 shares (additional shares distributed in the 5% stock dividend on March 13, 1998 are estimated at 69,017) of Common Stock, $10.00 par value per share. Each share of Common Stock entitles the holder thereof to one vote on each matter to be voted upon at the Annual Meeting. Neither the Company's Articles of Incorporation nor its Bylaws provides for cumulative voting rights.

    The close of business on February 20, 1998 has been fixed by the Board of Directors as the record date for determining the shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting.

                             ELECTION OF DIRECTORS

    The Company's Board of Directors is divided into three classes. Each year the directors in one class are elected to serve for a term of three years. The Shareholders will vote at this Annual Meeting for the election of four directors for the three year term expiring at the Annual Meeting of Shareholders in 2001.

    The proxies solicited hereby, unless directed to the contrary, will be voted FOR the election as directors of all four nominees listed in the following tables. In order to be elected, a majority of the shares voted must be voted FOR the election of each nominee. Each nominee has consented to serve as a director, if elected.

    Your Company's Board of Directors unanimously recommends a vote FOR the election of each of the Nominees named below as directors of the Company.

    In the event that any of the nominees should be unable to serve, the persons named in the proxy will vote for such substitute nominee or nominees as they, in their sole discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve.

    The following material contains information concerning the nominees for election and those directors whose terms continue beyond the date of the Annual Meeting.

NOMINEES FOR DIRECTOR FOR TERM EXPIRING IN 2001

Dallas R. Arthur.............  Mr. Arthur, age 53, has served as a director of Carrollton
                               Bank, a Maryland state chartered commercial bank, and the
                               principal subsidiary of the Company (the "Bank"), and the
                               Company since October 1991. He has been President of both
                               the Company and the Bank since October 1993, and Chief
                               Executive Officer of both the Company and the Bank since
                               February 1994. Mr. Arthur was Executive Vice President of
                               the Bank from October 1991 until October 1993, and had
                               served as First Senior Vice President of the Bank from
                               December 1990 until October 1991. Mr. Arthur has been with the Bank since 1964.

C. Edward Hoerichs...........  Mr. Hoerichs, age 86, has served as a director of the Bank since 1970 and of the Company since its inception in 1990.
                               He is the founder of Edward Hoerichs & Sons, Inc., a
                               mechanical contracting firm, and was its President from 1975 to its dissolution in 1993.

Allen Quille.................  Mr. Quille, age 78, has served as a director of the Bank since 1976 and of the Company since its inception in 1990.
                               He has been President of Quille's Parking, Inc. since 1933.
                               Mr. Quille has also been Secretary of Quille-Crown Parking of Maryland since 1983, and Secretary of The Forum Caterers since 1983.(1)

John Paul Rogers.............  Mr. Rogers, age 62, has served as a director of the Bank since 1970 and of the Company since its inception in 1990.
                               Mr. Rogers has been Chairman of the Bank since February
                               1994. He was a partner in the law firm of Rogers, Moore and
                               Rogers, counsel to the Bank, from 1970 until December 1992.
                               Mr. Rogers was senior title officer of The Security Title
                               Guarantee Corporation of Baltimore from May 1991 until
                               December 1992, having served as President from March 1989
                               until May 1991, and as Executive Vice President from March
                               1970 until March 1989. He is a Director of Maryland Mortgage
                               Company and The Security Title Guarantee Corporation of
                               Baltimore. He is the brother of William C. Rogers, Jr., a
                               director of the Bank and the Company.

                         DIRECTORS CONTINUING IN OFFICE

Directors Whose Terms Expire in 1999

Steven K. Breeden.......  Mr. Breeden, age 39, has served as a director of the Bank since
                          June 1994, and of the Company since October 1995. Mr. Breeden is currently Vice President and Secretary of Security Development
                          Corporation, a real estate development company, a position he has held for the past five years(2).

David L. Costello,        Mr. Costello, age 46, has been a director of the Company since
  III...................  February 1994. Mr. Costello is not a director of the Bank. Mr.
                          Costello has been Senior Vice President and Chief Financial
                          Officer of the Bank since June 1994 and previously was Vice
                          President-Finance and Chief Financial Officer of the Bank since
                          July 1993. Mr. Costello has served as Treasurer of the Company since October 1993.

Samuel M. Dell, Jr......  Mr. Dell, age 89, has served as a director of the Bank since 1974 and of the Company since its inception in 1990. He is the founder of Crest Contracting Company, Inc., and has been its President and Treasurer since 1948. Mr. Dell is also the founder of
                          Carrollton Equipment Company, and has been a partner of Dellcrest
                          Realty Company, a real estate investment partnership, since 1977.

Leo A. O'Dea............  Mr. O'Dea, age 67, has served as a director of the Bank since
                          1983 and of the Company since its inception in 1990. Mr. O'Dea was elected Chairman of the Company in February 1994. He was
                          President of Hamilton & Spiegel, Inc., a sheet metal contractor, from 1979 until his retirement in 1997.(2)

Directors Whose Terms Expire in 2000

Albert R. Counselman....  Mr. Counselman, age 49, has served as a director of the Bank since April 1985, and of the Company since its inception in 1990.
                          He has been President of Riggs, Counselman, Michaels & Downes,
                          Inc., an insurance brokerage firm, since September 1987, and served in various executive positions with that firm from 1972 to
                          September 1987.(1)

John P. Hauswald........  Mr. Hauswald, age 75, has served as a director of the Bank since
                          1964 and of the Company since its inception in 1990. He was, until his retirement in October 1989, President of The Hauswald
                          Bakery. Since October 1989, he has been President of The Hauswald
                          Company, Inc.(1)(2)

Samuel D. Miller........  Mr. Miller, age 59, has served as a director of the Bank and the
                          Company since December 1992. He has been Executive Vice President of the Bank since June 1994. Previously Mr. Miller had been
                          Senior Vice President and Cashier of the Bank. Mr. Miller has
                          been with the Bank since 1970.

William C. Rogers, Jr...  Mr. Rogers, age 71, has served as a director of the Bank since
                          1955 and of the Company since its inception in 1990. He has been a partner in the law firm of Rogers, Moore and Rogers, counsel to the Bank, since 1970. He has been Chairman of the Board of The
                          Security Title Guarantee Corporation of Baltimore since 1970 and a director since 1952, and was President from 1970 until March
                          1989. Mr. Rogers is President of Maryland Mortgage Company where he has been a director since 1953. He is also President of
                          Moreland Memorial Park Cemetery, Inc. where he has been a
                          director since 1959. He is the brother of John Paul Rogers, a director of the Bank and the Company.

------------------------

(1) --Member of the Audit Committee

(2) --Member of the Compensation Committee

    The Board of Directors of the Company met 9 times and the Board of Directors of the Bank met 25 times during the year ended December 31, 1997. The Board of Directors of the Bank meets twice a month. No director attended fewer than 75% of the total number of meetings of both Boards and committees to which they were assigned during the year ended December 31, 1997.

    As of the date of this Proxy Statement, the Board of Directors does not have a standing nominating committee.

    The Audit Committee held 4 meetings during 1997. Its current members are Messrs. Counselman, Hauswald and Quille. Only nonemployee directors are eligible to serve on the Audit Committee. The duties of the Audit Committee include reviewing the annual financial statements of the Company and the scope of the independent annual audit and internal audits. It also reviews the independent accountant's letter to management concerning the effectiveness of the Company's internal financial and accounting controls and management's response to that letter. In addition, the Committee reviews and recommends to the Board the firm to be engaged as the Company's independent accountants. The Committee may also examine and consider other matters relating to the financial affairs of the Company as it determines appropriate.

    The Compensation Committee met 6 times during 1997. Its current members are Messrs. Breeden, Hauswald, and O'Dea. The purpose of the Compensation Committee is to review and approve major compensation and benefit policies of the Company and the Bank. In addition, the committee recommends to the Board the compensation to be paid to all officers of the Bank.

    Directors who are not employees of the Bank receive a monthly fee of $790 for Board meetings, and $150 per committee meeting attended. The Chairman of the Board of the Bank receives a monthly fee of $990. Directors do not receive additional fees for their service as directors of the Company. Employee directors are not compensated for attendance at Board meetings.

               OTHER EXECUTIVE OFFICERS AND DIRECTORS OF THE BANK

    Certain information regarding directors and significant employees of the Bank other than those previously mentioned is set forth below.

ROBERT A. ALTIERI............................  Mr. Altieri, age 36, has been Senior Vice
                                               President--Lending of the Bank since June
                                               1994 and previously was Vice
                                               President--Commercial Lending since September
                                               1991. He was previously with Suburban Bank of
                                               Virginia, N.A.

EDWARD R. BOOTEY.............................  Mr. Bootey, age 51, has been Senior Vice
                                               President--Automation & Technology since
                                               October , 1995, and was Senior Vice
                                               President-- Operations of the Bank from June
                                               1994 to October 1995. Mr. Bootey previously
                                               served as Vice President--Operations from
                                               January 1991. He served as Assistant Vice
                                               President--Operations from December 1987
                                               until January 1991.

JEFFREY E. BROWN.............................  Mr. Brown, age 56, has been Vice President--
                                               Consumer Lending of the Bank since July 1991,
                                               and was Assistant Vice President--Consumer
                                               Lending from March 1990 until July 1991. He
                                               was Vice President--Consumer Lending of
                                               Sharon Federal Savings Bank, F.S.B. from
                                               August 1988 until March 1990, and served in
                                               various management positions with the Bank of
                                               Baltimore from March 1968 to August 1988.

DR. THELMA T. DALEY..........................  Dr. Daley, age 66, has been a director of the
                                               Bank since November 1995. Dr. Daley is not a
                                               director of the Company. Dr. Daley retired as
                                               the Coordinator of Counseling and Guidance
                                               for The Baltimore County Board of Education.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of December 31, 1997, certain information concerning shares of the Common Stock of the Company beneficially owned by (i) the chief executive officer of the Company; (ii) all directors and nominees for directors of the Company and the Bank; (iii) all directors and officers of the Company and the Bank as a group; and (iv) other significant shareholders.

                                                                                    AMOUNT AND
                                                                                    NATURE OF
                                                                                    BENEFICIAL      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER (11)                                         OWNERSHIP (1)      CLASS (1)
------------------------------------------------------------------------------  ------------------  -----------

DIRECTORS:

Dallas R. Arthur..............................................................           2,150(2)        *

Steven K. Breeden.............................................................           1,820           *

David L. Costello, III........................................................           1,663           *

Albert R. Counselman..........................................................          11,710           *

Thelma T. Daley...............................................................              53           *

Samuel M. Dell, Jr............................................................           7,087           *

John P. Hauswald..............................................................           5,621(3)        *

C. Edward Hoerichs............................................................           2,127           *

Samuel D. Miller..............................................................           1,164(4)        *

Leo A. O'Dea..................................................................           5,341(5)        *

Allen Quille..................................................................           1,853           *

John Paul Rogers..............................................................          92,863(6)(8)       6.70%

William C. Rogers, Jr.........................................................         141,430(7)(  (9)      10.21%

All Directors and Executive Officers of the Company
  as a group (17 persons).....................................................         241,824           17.46%

OTHER SIGNIFICANT SHAREHOLDER:

Edward Q. Rogers..............................................................          69,446(10)        5.01%

------------------------

*   Less than 1%

(1) Unless otherwise indicated, the named person has sole voting and investment power with respect to all shares.

(2) Includes 1,300 shares owned jointly by Mr. Arthur and his wife. Excludes 465 shares owned by Mr. Arthur's wife.

(3) Includes 5,472 shares owned jointly by Mr. Hauswald and his wife. Excludes 5,019 shares owned by Mr. Hauswald's wife.

(4) Includes 938 shares owned jointly by Mr. Miller and his wife. Excludes 194 shares owned by Mr. Miller's wife.

(5) Excludes 8,466 shares owned by Mr. O'Dea's wife.

(6) Includes 951 shares owned by a trust for the benefit of Elizabeth B. Seuferling, for which Mr. Rogers serves as trustee.

(7) Includes 22,157 shares owned by the Moreland Memorial Park Cemetery, Inc. Perpetual Care Fund and 2,191 shares owned by Moreland Memorial Park, Inc. Bronze Perpetual Care Fund, for which William C. Rogers, Jr. serves as a trustee.

(8) Includes 30,431 shares owned by The Security Title Guarantee Corporation of Baltimore and 4,337 shares owned by Maryland Mortgage Company, of which John Paul Rogers is a director, and of which William C. Rogers, Jr. is Chairman and President, respectively, as well as a director.

(9) Includes 61,238 shares owned jointly by Mr. Rogers and his wife and 20,466 shares owned by Mr. Rogers as trustee for the William E. Long Trust. Excludes 5,362 shares owned by Mr. Roger's wife.

(10) Includes 32,937 shares owned jointly by Mr. Rogers and his wife. Also includes 30,431 shares owned by The Security Title Guarantee Corporation of Baltimore and 4,337 shares owned by Maryland Mortgage Company, of which Mr. Rogers is a principal shareholder. Excludes 42,411 shares owned by Mr. Roger's wife which, if included, would result in Mr. Rogers beneficially owning a total of 111,857 shares or 8.07% of shares outstanding.

(11) All directors, executive officers and other significant shareholders may be contacted at the Company's corporate offices by addressing correspondence to the appropriate person, care of Carrollton Bancorp, 344 North Charles Street, Suite 300, Baltimore, Maryland 21201.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

    The following table sets forth information with respect to the ownership of shares of Common Stock of the Company by the only persons believed by management to be the beneficial owners of more than five percent of the Company's outstanding Common Stock. The information is based on the most recent Schedule 13G filed by such person with the Securities and Exchange Commission.

                                                                       AMOUNT AND NATURE    PERCENTAGE OF
                                                                         OF BENEFICIAL      COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER                                       OWNERSHIP         OUTSTANDING
---------------------------------------------------------------------  ------------------  ---------------

John Paul Rogers.....................................................         92,863(a)            6.70%
  46 C Queen Anne Way
  Chester, MD 21619

William C. Rogers, Jr................................................        141,430(b)           10.21%
  6 South Calvert Street
  Baltimore, MD 21201

Edward Q. Rogers.....................................................         69,446(c)            5.01%
  P.O. Box 246
  Gibson Island, MD 21056

------------------------

(a) A Schedule 13G dated February 9, 1998 states that John Paul Rogers has sole voting and dispositive power over 57,144 shares, and shared voting and dispositive power over 35,719 shares.

(b) A Schedule 13G dated February 12, 1998 states that William C. Rogers, Jr. has sole voting and dispositive power over 21,076 shares, and shared voting and dispositive power over 120,354 shares.

(c) A Schedule 13G dated February 12, 1998 states that Edward Q. Rogers has sole voting and dispositive power over 1,741 shares, and shared voting and dispositive power over 67,705 shares.

                             EXECUTIVE COMPENSATION

    The following table sets forth the compensation paid or allocated for services rendered to the Company in all capacities during the years ended December 31, 1995, 1996 and 1997 to the chief executive officer of the Company. The compensation of other members of executive management is not required to be provided because the base compensation of each of such individuals does not exceed $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                           SALARY       BONUS
NAME AND PRINCIPAL POSITION                                                     YEAR        ($)          ($)
----------------------------------------------------------------------------  ---------  ----------  -----------
Dallas R. Arthur,...........................................................       1997  $  119,911   $     -0-
  President and Chief.......................................................       1996     109,140         -0-
  Executive Officer.........................................................       1995     103,000         -0-

    The Company has no employment agreements, termination of employment, or change-in-control agreements or understandings with any of its directors, executive officers or any other party whatsoever, except that the President of Carrollton Mortgage Services, Inc., a new subsidiary of the Bank, has an employment contract that provides for a termination settlement of $50,000 if terminated by the Bank.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During the past year the Bank has had banking transactions in the ordinary course of its business with: (i) its directors and nominees for directors; (ii) its executive officers; (iii) its 5% or greater shareholders; (iv) members of the immediate family of its directors, nominees for directors or executive officers and 5% shareholders; and (v) the associates of such persons on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with others. The extensions of credit by the Bank to these persons have not and do not currently involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 1997, the balance of loans outstanding to directors, executive officers, owners of 5% or more of the outstanding Common Stock, and their associates, including loans guaranteed by such persons, aggregated $2,776,990, which represented approximately 9.3% of the Company's equity capital accounts.

    William C. Rogers, Jr., a director of both the Company and the Bank, is a partner of the law firm of Rogers, Moore and Rogers which performs legal services for the Company and its subsidiaries. Management believes that the terms of these transactions were at least as favorable to the Company as could have been obtained elsewhere.

    Albert R. Counselman, a director of both the Company and the Bank, is President of Riggs, Counselman, Michaels & Downes, Inc., an insurance brokerage firm through which the Company and the Bank place various insurance policies. The Company and the Bank paid total premiums for insurance policies placed by Riggs, Counselman, Michaels & Downes, Inc in 1997 of $88,077. Management believes that the terms of these transactions were at least as favorable to the Company as could have been obtained elsewhere.

            PROPOSAL TO ADOPT THE CARROLLTON BANCORP 1998 LONG-TERM
                                 INCENTIVE PLAN

    At the Annual Meeting of Shareholders, the holders of the Company's Common Stock will be asked to consider and vote upon a proposal to approve the Carrollton Bancorp 1998 Long-Term Incentive Plan (the "Plan"), as previously adopted by the Company's Board of Directors. The following is a description of the material terms of the Plan and, as such, is qualified in its entirety by the actual terms of the Plan, a copy of which is attached hereto as Exhibit A. All capitalized terms used herein and otherwise not defined have the meanings ascribed to them in the Plan.

    The Plan was adopted by the Board of Directors in order to provide incentives to, and to encourage stock ownership by, employees of the Company, its subsidiaries, affiliated entities and Non-employee Directors of the Company. The Plan provides a means whereby Employees and Non-employee Directors may develop a sense of proprietorship and personal involvement in the development and financial success of the Company and encourage them to remain with and devote their best efforts to the success of the Company and its shareholders. The Plan is also contemplated to enhance the ability of the Company and its subsidiaries to attract and retain the services of individuals who are essential for the growth and profitability of the Company.

GENERAL

    The Plan authorizes the granting of Awards in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, Phantom Shares, Bonus Shares or Cash Awards. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time by the Board of Directors, except that shareholder approval is required to increase the number of Shares that may be issued under the Plan. Other than Awards specifically issued to Non-employee Directors, as described hereinafter, any Employee shall be eligible to be designated a Participant. However, no Employee may receive Options and/or Stock Appreciation Rights during the term of the Plan that, in the aggregate, are with respect to more than 33 1/3% of all Shares that may be made subject to Awards under the Plan.

SECURITIES SUBJECT TO THE PLAN

    Subject to approval by the holders of the Company's Common Stock, 100,000 shares of the Company's Common Stock may be issued as Awards under the Plan, either directly or upon exercise of an option. The Plan provides for appropriate adjustments in the number of Shares subject to the Plan in the event of a stock dividend, stock split, reverse stock split or other similar changes in the Company's Common Stock or in the event of a merger, consolidation or certain other types of recapitalizations affecting the Company.

ADMINISTRATION OF THE PLAN

    The Plan provides for administration by a Committee (the "Committee") of at least three members designated by the Board. According to the terms of the Plan, all members of the Committee shall be "disinterested persons" within the meaning of Rule 16B-3 of the Securities Exchange Act of 1934, as amended and "outside directors" as defined in Section 1.162-27(e)(3)(i) of the Internal Revenue Code of 1986 (the "Code") and regulations promulgated thereafter. Upon approval of the Plan by the shareholders of the Company, the Board intends to appoint three qualified members of the Board to serve as the members of the Committee.

    In addition to administering the Plan, the Committee is also authorized to interpret the Plan and any Awards issued from time to time pursuant thereto, to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, and to interpret, amend or waive any such rules with respect to any Award, any portion of the Plan or the Plan as a whole.

ELIGIBILITY AND PARTICIPATION

    Any executive or other employee of the Company, its subsidiaries, affiliated entities and Non-employee Directors of the Company shall be eligible to receive Awards under the Plan. Non-employee Directors of subsidiaries or affiliated entities of the Company will not be eligible to participate in the Plan.

    The Committee, in its sole discretion, shall have the authority to determine the Employees to whom Awards shall be granted, the amount and type of any such Award, the purchase price for any Shares or Options, if applicable, and the conditions and limitations applicable to any Award that the Committee shall determine is consistent with the provisions of the Plan.

FORMS OF AWARDS

    OPTIONS. Options may be granted either as Incentive Stock Options or Non-Qualified Stock Options. The Committee shall determine the time or times in which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which, payment of the exercise price may be made or deemed to have been made. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of
Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. Incentive Stock Options may be granted only to Non-employee Directors of the Company and to Employees of the Company, its affiliated entities, and subsidiaries within the meaning of Section 424(f) of the Internal Revenue Code.

    STOCK APPRECIATION RIGHTS. The Committee shall have the authority to determine the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. A Stock Appreciation Right may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

    RESTRICTED STOCK. The Committee shall have the authority to determine the number of Shares of Restricted Stock to be granted, the duration of the Restricted Period during which, and the conditions, including the performance criteria, if any, under which, the Restricted Stock may be forfeited to the Company and the other terms and conditions of such Restricted Stock Awards. Dividends paid on Restricted Stock may be paid directly to the holder of Restricted Stock, may be subject to risk of forfeiture and/or transfer restrictions during any period established by the Committee or may be reinvested in additional shares of Common Stock, all as determined by the Committee, in its sole discretion.

    PERFORMANCE AWARDS. The Committee shall have the authority, in its sole discretion, to determine the Employees whom shall receive Performance Awards, which shall be denominated as a cash amount at the time of grant and confer on the participant the right to receive payment of such Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish with respect to the Award. Performance Awards may be paid (in cash and/or in shares, in the sole discretion of the Committee) in a lump sum or in installments following the close of the performance period, in accordance with procedures established by the Committee with respect to each such Award.

    BONUS SHARES. The Committee shall have the authority, in its sole discretion, to award Bonus Shares to eligible Employees. Each Bonus Share shall constitute a transfer of an unrestricted Share to the Participant, without other payment therefore, as additional compensation for the Participant's services to the Company or its affiliates.

    PHANTOM SHARES. The Committee shall have the authority, in its sole discretion, to grant Awards of Phantom Shares to eligible employees upon such terms and conditions as the Committee may determine. Each Phantom Share Award shall constitute an agreement by the Company to issue or transfer a specified number of Shares or pay in the amount of cash equal to a specified number of Shares, or any combination thereof, subject to the fulfillment during the Restricted Period of such conditions, including performance objectives, if any, as the Committee may specify at the date of grant. During the Restricted Period, the Participant shall not have any rights of ownership in the Phantom Shares and shall not have any right to vote such shares.

    CASH AWARDS. The Committee shall have the authority, in its sole discretion, to determine the Employees to whom Cash Awards shall be granted, the amount of such Cash Award, and the terms and conditions, if any, applicable to such Award. A Cash Award serves as additional compensation for the Employee service to the Company or its affiliates and may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award.

GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS

    Each Non-employee Director who serves in such capacity on the effective date of the Plan shall receive, as of such date and without the exercise of the discretion of any person or persons, a Non-Qualified Stock Option exercisable for 300 Shares. Each Non-employee Director who is elected or appointed to the Board for the first time after the effective date of the Plan shall receive, as of the date of his or her election or appointment and without the exercise of the discretion of any person or persons, a Non-Qualified Stock Option exercisable for 300 Shares. As of the date of the Annual Meeting of the Shareholders of the Company in each year the Plan is in effect, each Non-employee Director who is in office immediately after such meeting and who is not then entitled to receive an Option pursuant to the preceding provisions shall receive, without the exercise of the discretion of any person or persons, a Non-Qualified Stock Option exercisable for 300 Shares. Such Option(s) shall be exercisable for 33 1/3% of the Shares covered thereby on the first anniversary of the date of the grant; and thereafter, for an additional 33 1/3% of the Shares covered thereby on each of the second and third anniversaries of the grant thereof. The purchase price of a share covered under an Option granted under these provisions shall be the Fair Market Value of a Share on the date of grant. In the event that the number of Shares available for grants under the Plan is insufficient to make all grants provided for under this section of the Plan, then all Non-employee Directors who are entitled to a grant on such date shall share ratably in the number of Shares then available for grant under the Plan and shall have no right to receive a grant with respect to the deficiencies in the number of available shares and the grants under this portion of the Plan shall terminate.

CHANGE IN CONTROL

    In the event of a Change in Control of the Company (as defined in the Plan), all outstanding awards granted more than six months prior to the date of the Change in Control automatically shall become fully vested on such Change in Control, all restrictions, if any, with respect to such Awards shall lapse, and all performance criteria, if any, with respect to such Awards shall be deemed to have been met in full.

TERM OF THE PLAN

    No Award shall be granted under the Plan ten (10) years after approval by the Board or Directors. However, unless expressly provided in the Plan or in any applicable Award Agreement, any Award theretofore granted may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall extend beyond such date.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion is a general summary of the material federal income tax consequences to participants in the Plan. The discussion is based on the Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of Federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality.

    NON-QUALIFIED STOCK OPTIONS. Currently, an optionee who is granted a Non-Qualified Stock Option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised Non-Qualified Stock Option. The deduction will, in general, be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

    INCENTIVE OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal income tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not met, then a disqualifying disposition will result.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

    STOCK APPRECIATION RIGHTS. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciated distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

    RESTRICTED STOCK. Recipients of Shares of Restricted Stock that are not "transferable" and are subject to "substantial risk of forfeiture" at the time of grant will not be subject to federal income taxes until lapse or release of the restrictions on the shares, unless the recipient files a specific election under the Code to be taxed at the time of grant. The recipients income and the Company's tax deduction will be equal to the fair market value of the shares on the date of lapse or release of such restrictions (or on the date of grant if such election is made) less any purchase price.

    PERFORMANCE AWARDS. Upon receipt of the Shares or cash underlying a Performance Award, the recipient will be taxed at ordinary income tax rates on the amount of cash received and/or the current fair market value of stock received. The Company will be entitled to an income tax deduction equal to the distribution for the taxable year in which the ordinary income is recognized by the recipient.

    BONUS SHARES AND CASH AWARDS. A recipient of Bonus Shares and/or Cash Awards will be taxed at ordinary income tax rates on the amount of cash received and/or the current fair market value of stock received. The Company will be entitled to an income tax deduction equal to the distribution for the taxable year in which the ordinary income is recognized by the recipient.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends a vote FOR approval of the Plan.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock ("a Section 16 Insider") to file monthly reports and an annual report with both the Securities and Exchange Commission and the National Association of Securities Dealers. Based on a review of the reports submitted to the Company, the Company believes that all Section 16(a) reporting requirements applicable to the Company's directors, officers and 10% shareholders were satisfied on a timely basis.

                               VOTING PROCEDURES

    Each proposal submitted to the Company shareholders for a vote is deemed approved if a majority of the shares of Common Stock of the Company present in person or by proxy at a meeting at which a quorum is present votes in favor of the proposal. The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum. A shareholder is entitled to one vote for each share owned.

    Shareholder votes are tabulated by the Company's Registrar and Transfer Agent. Proxies received by the Company, if such proxy is properly executed and delivered, will be voted in accordance with the voting specifications made on such Proxy. Proxies received by the Company on which no voting specification has been made by the shareholder will be voted for all items discussed in the Proxy Statement, in the manner stated on the proxy card. Shareholders who execute and deliver proxies retain the right to revoke them by notice in writing delivered to the Company Secretary at any time before such proxies are voted.

    Under applicable Maryland corporate law and the Charter and By-Laws of the Company, proxies received by the Company specifying an abstention as to any proposal will cause the shares so represented to be counted toward a quorum, but are not counted as favorable votes and, therefore, have the same effect as a vote against the proposal. To the extent holders or brokers having the right to vote shares do not attend the meeting or return a proxy, such shares will not count toward a quorum and, if a quorum is otherwise achieved, will have no effect on the vote of the proposals considered at the meeting.

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

    There have been no matters submitted to a vote of the Company's security holders since its 1997 Annual Shareholder's Meeting held on April 29, 1997.

                             SHAREHOLDER PROPOSALS

    Proposals of shareholders to be presented at the 1999 annual meeting of the Company must be received prior to November 27, 1998 in order to be included in the proxy statement for such meeting. In order to curtail controversy as to compliance with this requirement, shareholders are urged to submit proposals to the Secretary of the Company by Certified Mail--Return Receipt Requested.

                         INDEPENDENT PUBLIC ACCOUNTANT

    The Company's Board of Directors has selected the firm of Rowles & Company, certified public accountants, as independent auditors for the Company for the fiscal year 1998. Rowles & Company has served as independent auditors for the Company since 1955. No qualified opinions have been issued during such engagement. A representative of Rowles & Company will be present at the 1998 Annual Shareholders' Meeting, but has not been invited to make a statement or be available to respond to questions.

                                 ANNUAL REPORT

    The Annual Report of the Company for the year 1997 is included herewith. Copies of the report will also be available at the Annual Meeting on April 28, 1998.

    A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE PERIOD ENDED DECEMBER 31, 1997, INCLUDING FINANCIAL STATEMENTS AND THE SCHEDULES THERETO WILL BE FURNISHED BY MANAGEMENT TO ANY BENEFICIAL OWNER OF ITS SECURITIES WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. REQUESTS IN WRITING SHOULD BE DIRECTED TO DAVID L. COSTELLO, III, TREASURER, CARROLLTON BANCORP, 344 NORTH CHARLES STREET, SUITE 300, BALTIMORE, MARYLAND 21201-4301. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF FEBRUARY 20, 1998, THE RECORD DATE FOR THE ANNUAL MEETING, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT SUCH MEETING.

                                 OTHER MATTERS

    The management of the Company knows of no matters to be presented for action at the meeting other than those mentioned above; however, if any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgement of the best interest of the Company.

                                          By Order of the Board of Directors
                                          D. Doreen Smith
                                          Secretary

Baltimore, Maryland
March 13, 1998

                                   EXHIBIT A

                CARROLLTON BANCORP 1998 LONG-TERM INCENTIVE PLAN

    SECTION 1. PURPOSE OF THE PLAN:

    The Carrollton Bancorp 1998 Long-Term Incentive Plan (the "Plan") is intended to promote the interest of Carrollton Bancorp (the "Company"), a Maryland corporation, by encouraging employees of the Company, its subsidiaries, affiliated entities and non-employee directors of the Company, but not non-employee directors of its subsidiaries and affiliated entities, to acquire or increase their equity interest in the Company. The Plan provides a means whereby employees and non-employee directors may develop a sense of proprietorship and personal involvement in the development and financial success of the Company; and, encourage them to remain with and devote their best efforts to the business of the Company thereby advancing the interests of the Company and its shareholders. The Plan is also contemplated to enhance the ability of the Company and its subsidiaries to attract and retain the services of individuals who are essential for the growth and profitability of the Company.

    SECTION 2. DEFINITIONS:

    As used in the Plan, the following terms shall have the meanings set forth below:

    "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Performance Award, Phantom Shares, Bonus Shares or Cash Award.

    "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a participant.

    "Board" shall mean the Board of Directors of the Company.

    "Bonus Shares" shall mean an award of Shares granted pursuant to Section 6(e) of the Plan.

    "Cash Award" shall mean an award payable in cash granted pursuant to Section 6(g) of the Plan.

    "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

    "Committee" shall mean those individuals who may be designated by the Board.

    "Employee" shall mean any employee of the Company or an Affiliate.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    "Fair Market Value" shall mean, with respect to Shares, the closing price of a Share quoted on the NASDAQ exchange.

    "Incentive Stock Option" or "ISO" shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

    "Non-employee Director" shall mean a director of the Company who is not otherwise an employee of the Company or any Affiliate.

    "Non-Qualified Stock Option" shall mean an option granted under Sections 6(a) or 6(h) of the Plan that is not intended to be an Incentive Stock Option.

    "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock
Option.

    "Participant" shall mean any individual granted an Award under the Plan.

    "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

    "Person" shall mean individual, corporation, partnership, association, joint- stock company, trust, incorporated organization, government or political subdivision thereof or other entity.

    "Phantom Shares" shall mean an Award of the right to receive Shares issued at the end of a restricted period which is granted pursuant to Section 6(f) of the Plan.

    "Restricted Period" shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

    "Restricted Stock" shall mean any Share, prior to the lapse of restrictions thereon, granted under Sections 6(c) or 6(h) of the Plan.

    "Rule 16b-3" shall mean rule 16b-3 promulgated by the SEC under the exchange Act, or any successor rule or regulation thereto as in effect from time to time.

    "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

    "Shares" or "Common Shares" or "Common Stock" shall mean the common stock of the Company and any such other securities or property as may become the subject of Awards of the Plan.

    "Stock Appreciation Right" or "Right" shall mean any right to receive the appreciation of shares granted under Section 6(b) of the Plan.

    "Substitute Award" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by (i) a company acquired by the Company or one or more of its Affiliates, or (ii) a company with which the Company or one or more of its Affiliates combines.

    SECTION 3. ADMINISTRATION:

    The Plan shall be administered in accordance with Section 162(m) of the Code and regulations promulgated thereunder by the Committee, which Committee shall consist of at least three members. All members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 which has been adopted by the SEC under the Exchange Act as such Rule or its equivalent is then in effect; and, "outside directors" as defined in Section 1.162- 27(e)(3)(i) of the Code and regulations promulgated thereunder. A majority of the committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:

        (i) designate Participants;

        (ii) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

        (iii) determine whether, to what extent, and under what circumstances, cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;

        (iv) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

        (v) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, and any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee.

    SECTION 4. SHARES AVAILABLE FOR AWARDS:

    (a) SHARES AVAILABLE: Subject to adjustment as provided in Section 4(c), the number of Shares with respect to which Awards may be granted under the Plan shall be 100,000. If, after the effective date of the plan, any shares covered by an Award granted under the Plan, or to which such an Award relates are forfeited, or if an Award otherwise terminates or is canceled without the delivery of Shares or of other consideration, the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, to the extent permissible under Rule 16b-3, Shares with respect to which Awards may be granted.

    (b) SOURCES OF SHARES DELIVERABLE UNDER AWARDS: Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

    (c) ADJUSTMENTS: In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee1 to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted,(ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award; PROVIDED, in each case, that with respect to Awards of Incentive Stock Options and Awards intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or would cause such Award to fail to so qualify under Section 162(m) of the Code, as the case may be, or any successor provisions thereto; and PROVIDED FURTHER, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

    SECTION 5. ELIGIBILITY:

    Other than Awards granted to Non-employee Directors pursuant to Section 6(h) of the Plan, any Employee shall be eligible to be designated a Participant. However, no Employee may receive Options and/or Stock Appreciation Rights during the term of the Plan that, in the aggregate, are with respect to more than 33-1/3% of all Shares that may be made subject to Awards under the Plan.

    SECTION 6. AWARDS:

    (a) OPTIONS: Subject to the provisions of the Plan, the Committee shall have the authority to determine the employees to whom Options shall be granted, the number of shares to be covered by each Option, the purchase price therefor and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

        (i) EXERCISE PRICE: The purchase price per Share purchasable under an Option shall be determined by the Committee at the time each Option is granted.

        (ii) TIME AND METHOD OF EXERCISE: The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (which may include, without limitation, cash, Shares, outstanding Awards, Shares that would otherwise be acquired upon exercise of the Option, other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect hereto may be made or deemed to have been made.

        (iii) INCENTIVE STOCK OPTIONS: The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of
    Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. Incentive Stock Options may be granted only to employees and non-employee directors of the Company, and employees of its subsidiaries, within the meaning of Section 424(f) of the Code.

    (b) STOCK APPRECIATION RIGHTS: Subject to the provisions of the plan, the Committee shall have the authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. A Stock Appreciation Right may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. A stock Appreciation Right granted in tandem with or in addition to another Award may be granted either at the same time as such other Award or at a later time.

        (i) GRANT PRICE: The grant price of a Stock Appreciation Right shall be determined by the Committee on the date of grant.

        (ii) OTHER TERMS AND CONDITIONS: Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

    (c) RESTRICTED STOCK: Subject to the provisions of the Plan, the Committee shall have the authority to determine the Employees to whom Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each such Participant, the duration of the Restricted Period during in which, and the conditions, including the performance criteria, if any, under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards.

        (i) DIVIDENDS: Dividends paid on Restricted Stock may be paid directly to the Participant, may be subject to risk of forfeiture and/or transfer restrictions during any period established by the Committee or sequestered and held in a bookkeeping cash account (with or without interest) or reinvested on an immediate or deferred basis in additional shares of Common Stock, which credit or shares may be subject to the same restrictions as the underlying Award or such other restrictions, all as determined by the Committee in its discretion.

        (ii) REGISTRATION: Any Restricted Stock may be evidenced in such manner as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

        (iii) FORFEITURE AND RESTRICTIONS LAPSE: Except as otherwise determined by the Committee or the terms of the Award that granted the Restricted Stock, upon termination of a Participant's employment (as determined under criteria established by the Committee) for any reason during the applicable Restricted Period, all Restricted Stock shall be forfeited by the Participant and re-acquired by the company. The Committee may, when it finds that a waiver would be in the best interests of the Company and not cause such Award, if it is intended to qualify as performance-based compensation under Section 162(m) of the Code, to fail to so qualify under Section 162(m) of the Code, waive in whole or in part any or all remaining restrictions with respect to such Participant'(1)s Restricted Stock. Unrestricted shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Stock promptly after the applicable restrictions have lapsed or otherwise been satisfied.

        (iv) TRANSFER RESTRICTIONS: During the restricted Period, Restricted stock will be subject to the limitations on transfer as provided on Section 6(c)(iii) of this plan.

    (d) PERFORMANCE AWARDS: The committee shall have the authority to determine the Employees who shall receive a Performance Award, which shall be denominated as a cash amount at the time of grant and confer on the Participant the right to receive payment of such Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish with respect to the Award.

        (i) TERMS AND CONDITIONS: Subject to the Terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount of any payment or transfer to be made pursuant to any Performance Award.

        (ii) PAYMENT OF PERFORMANCE AWARDS: Performance Awards may be paid (in cash and/or in Shares, in the sole discretion of the Committee) in a lump sum or in installments following the close of the performance period, in accordance with procedures established by the committee with respect to such Award.

    (e) BONUS SHARES: The committee shall have the authority, in its discretion, to grant Bonus Shares to eligible employees. Each Bonus Share shall constitute a transfer of an unrestricted Share to the Participant, without other payment therefor, as additional compensation for the Participant'(1)s services to the Company.

    (f) PHANTOM SHARES: The Committee shall have the authority to grant Awards of Phantom Shares to eligible Employees upon such terms and conditions as the committee may determine.

        (i) TERMS AND CONDITIONS: Each Phantom Share Award shall constitute an agreement by the company to issue or transfer a specified number of Shares or pay an amount of cash equal to a specified number of shares, or a combination thereof to the Participant in the future, subject to the fulfillment during the Restricted Period of such conditions, including performance objectives, if any, as the committee may specify at the date of grant. During the Restricted Period, the Participant shall not have any rights of ownership in the Phantom shares and shall not have any right to vote such shares.

        (ii) DIVIDENDS: Any Phantom share Award may provide that any or all dividends or other distributions paid on shares during the Restricted Period be credited in a cash bookkeeping account (without interest) or that equivalent additional Phantom Shares be awarded, which account or shares may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

    (g) CASH AWARDS: The Committee shall have the authority to determine the Employees to whom Cash Awards shall be granted, the amount, and the terms or conditions, if any, as additional compensation for the Employee'(1)s services to the Company or its affiliates. A Cash Award may be granted (simultaneously or subsequently) separately or in tandem with another Award and may entitle a Participant to receive a specified amount of cash from the company upon such other Award becoming taxable to the Participant, which cash amount may be based on a formula relating to the anticipated taxable income associated with such other Award and the payment of the cash Award.

    (h) GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS: Each Non-employee Director who serves in such capacity on the effective date of the plan shall receive, as of such date and without the exercise of the discretion of any person or persons, a Non-qualified Stock Option exercisable for 300 Shares. Each Non-employee Director who is elected or appointed to the board for the first time after the effective date of the Plan shall receive as of the date of his or her election or appointment and without the exercise of the discretion of any person or persons, a Non-Qualified Stock Option exercisable for 300 Shares (subject to adjustment in the same manner as provided in Section 7 hereof with respect to shares subject to Options then outstanding). As of the date of the annual meeting of the stockholders of the Company in each year that the Plan is in effect, each Non-employee Director who is in office immediately after such meeting and who is not then entitled to receive an Option pursuant to the preceding provisions of this Section 6(h) shall receive, without the exercise of the discretion of any person or persons, a Non-Qualified Stock Option exercisable for 300 Shares (subject to adjustment in the same manner as provided in Section 7 hereof with respect to shares of Stock subject to Options then outstanding).

    (i) OTHER TERMS AND CONDITIONS: The following provisions are applicable to Options granted pursuant to this Section 6(h):

        A. Subject to the following provisions, an Option granted pursuant to
    Section 6(h) shall become exercisable for 33 1/3% of the Shares covered thereby on the first anniversary of the date of grant: and thereafter, for an additional 33 1/3% of the shares covered thereby on each of the second and third anniversaries of the grant thereof.

        B. The purchase price of a Share covered under an Option granted under this Section 6(h) shall be the Fair Market Value of a share on the date of grant.

        C. To the extent that the right to exercise an Option has accrued and is in effect, the Option may be exercised in full at one time or in part from time to time by giving written notice, signed by the optionee exercising the Option, to the Company, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares, which payment may be in whole or in part in Shares of the Company already owned by said optionee, valued at Fair Market Value; provided, however, that (i) no Option shall be exercisable after ten (10) years from the date on which it was granted, and (ii) there shall be no such exercise at any one time for fewer than one hundred (100) Shares or for all of the remaining shares then purchasable by the optionee exercising the Option, if fewer than one hundred (100) Shares.

        D. Each Option shall expire ten (10) years from the date of grant thereof, subject to earlier termination as follows: Options, to the extent exercisable as of the date a Non-employee Director optionee ceases to serve as a director of the Company, must be exercised within three (3) months of such date unless such event results from death, disability or retirement, in which case all outstanding Options held by such Non-employee Director may be exercised in full by the optionee, the optionee'(1)s legal representative, heir or devisee, as the case may be, within two (2) years from the date of death, disability or retirement; provided, however, that no such event shall extend the normal expiration date of such Options. Options not exercisable on termination as provided above shall be automatically canceled on termination.

        E. Upon exercise of the Option, delivery of a certificate for fully paid and nonassessable shares shall be made at the corporate office of the Company to the optionee exercising the option either at such time during ordinary business hours after fifteen (15) days but not more than thirty
    (30) days from the date of receipt of the notice by the Company as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the optionee exercising this Option.

    (ii) NUMBER OF AVAILABLE SHARES: In the event that the number of shares available for grants under the plan is insufficient to make all grants provided for in this Section 6(h) hereby made on the applicable date, then all Non-employee Directors who are entitled to a grant on such date shall share ratably in the number of shares then available for grant under the Plan and shall have no right to receive a grant with respect to the deficiencies in the number of available shares and the grants under this Section 6(h) shall terminate.

    (iii) RULE 16B-3 COMPLIANCE: It is intended that the Plan meet the requirements of Rule 16b-3 and that any Non-employee Director to whom a grant is made pursuant to this Section 6(h) will not for such reason cease to be a "disinterested person" within the meaning of Rule 16b-3 with respect to the Plan and other stock related plans of the Company.

    (i) GENERAL.

        (i) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER: Awards to Employees may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

        (ii) FORMS OF PAYMENT BY COMPANY UNDER AWARDS: Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the committee. Such rules and procedures may include, without limitation, provision for the payment or crediting of reasonable interest on installment or deferred payments.

        (iii) LIMITS ON TRANSFER OF AWARDS:

           (A) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant'(1)s Lifetime, or, if permissible under applicable law, by the Participant'(1)s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a "QDRO") as determined by the Committee.

           (B) No Award and no right under any such award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant otherwise than by will2 or by the laws of descent and distribution (or, in the case of Restricted Stock, to the Company) or pursuant to a QDRO and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

        (iv) TERM OF AWARDS: The term of each Award (other than pursuant to
    Section 6(h)) shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Award exceed a period of ten (10) years from the date of its grant.

        (v) SHARE CERTIFICATES: All certificates for shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

        (vi) CONSIDERATION FOR GRANTS: Awards may be granted for no cash consideration or for such consideration as the Committee determines including, without limitation, such minimal cash consideration as may be required by applicable law.

        (vii) DELIVERY OF SHARES OR OTHER SECURITIES AND PAYMENT BY PARTICIPANT OF CONSIDERATION: No Shares or other securities shall be delivered pursuant to any award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company. Such payment may be made by such method or methods and such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, withholding of Shares, cashless exercise with simultaneous sale, or any combination thereof; provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Shares or other property so tendered to the Company, as of the Date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan of the applicable Award Agreement to the Company.

        (viii) PERFORMANCE CRITERIA AND PAYMENT LIMITS: The Committee shall establish performance goals applicable to those Awards (other than Options and Rights) the payment of which is intended by the committee to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Code. Until changed by the Committee, the performance goals shall be based upon the attainment of such target levels of net income, cash flows, acquisitions, total capitalization, total or comparative shareholder return, assets, cost reductions and savings, return on equity, profit margin or sales, and/or earnings per share as may be specified by the Committee. Which factor or factors are to be used with respect to any grant, and the weight to be accorded thereto if more than one factor is used, shall be determined by the Committee at the time of grant. The maximum amount of compensation that may be paid to any Participant with respect to any single Performance Award or Cash Award in any calendar year shall be $500,000.00. With respect to any Restricted Stock Award, Phantom Stock Award, or Cash Award granted in tandem with, and expressed as percentage of, a share-denominated Award, which is intended to qualify as "performance-based compensation", the maximum payment to any Participant with respect to such Award in any calendar year shall be an amount (in cash and/or in shares) equal to the Fair Market Value of the number of shares subject to such Award.

    SECTION 7. AMENDMENT AND TERMINATION:

    Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

        (a) AMENDMENTS TO THE PLAN: The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that the provision of Section 6(h) may not be amended more than once every six (6) months other than to comply 34with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended or the rules thereunder, and; provided further, that notwithstanding any other provision of the Plan or an Award Agreement, without the approval of the stockholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would increase the total number of Shares available for Awards under the Plan, except as provided in
    Section 4(c) of the Plan.

        (b) AMENDMENTS TO AWARDS: The committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted (other than Awards granted under Section 6(h)), provided no change, other than pursuant to Section 7(c), in any Award shall reduce the benefit to Participant without the consent of such Participant. Notwithstanding the foregoing, with respect to any Award intended to qualify as performance-based compensation under Section 162(m) of the Code, no adjustment shall be authorized to the extent such adjustment would cause the Award to fail to so qualify.

        (c) ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS: The committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) of the Plan) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Notwithstanding the foregoing, with respect to any Award intended to qualify as performance-based compensation under Section 162(m) of the Code, no adjustment shall be authorized to the extent such adjustment would cause the Award to fail to so qualify.

    SECTION 8. CHANGE IN CONTROL:

    Notwithstanding any other provision of this Plan to the contrary, in the event of a Change in Control of the company, all outstanding awards granted more than six (6) months prior to the date of the Change in Control automatically shall become fully vested on such Change in Control, all restrictions, if any, with respect to such Awards, shall lapse, and all performance criteria, if any, with respect to such Awards shall be deemed to have been met in full. For purposes of this Plan, a "Change in Control" shall be deemed to occur:

        (i) upon the first purchase of the Company's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company which is supported by the Board),

        (ii) upon the approval by the company's stockholders of a merger or consolidation, a sale or disposition of all or substantially all of the company'(1)s assets or a plan of liquidation or dissolution of the Company, or

        (iii) if, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof; unless the election or nomination for the election by the Company'(1)s Stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who are directors at the beginning of the period.

In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Common Stock), or if all or substantially all of the assets of the company is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company), or in case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or a liquidation of the Company, the Option shall automatically become fully-vested upon such transaction and the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the power and discretion to prescribe the exchange or conversion of the Option for options to acquire securities of the surviving or acquiring corporation, or the payment or distribution in respect of the outstanding Option (or the portion thereof that is currently exercisable) in cancellation thereof.

    SECTION 9. GENERAL PROVISIONS:

    (a) NO RIGHTS TO AWARDS: No Employee, Participant, or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

    (b) WITHHOLDING: The Company or any Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, shares, other securities, Shares that would otherwise be issued pursuant to such Award, other Awards or other property) of any applicable taxes payable in respect of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. With respect to any Person who is an "insider" for purposes of Section 16(b) of the Exchange Act, the Company may provide for automatic withholding from any Award payable in Shares the appropriate number of Shares required to satisfy the Company'(1)s withholding obligations, except to the extent the Award has a tandem Cash Award, in which event withholding shall be made first from such cash Award.

    (c) NO RIGHT TO EMPLOYMENT: The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

    (d) GOVERNING LAW: The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Maryland and applicable Federal law.

    (e) SEVERABILITY: If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and 6any such award shall remain in full force and effect.

    (f) OTHER LAWS: The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the company to recover the same under Section 16(B) of the Exchange Act and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

    (g) NO TRUST OR FUND CREATED: Neither the Plan nor the Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the company or any Affiliate.

    (h) NO FRACTIONAL SHARES: No Fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

    (i) HEADINGS: Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provisions thereof.

    SECTION 10. EFFECTIVE DATE OF THE PLAN:

    The Plan shall be effective as of the date of its approval by the Board, provided the Plan is subsequently approved by the shareholders of the Company within twelve (12) months thereafter.

    SECTION 11. TERM OF THE PLAN:

    No Award shall be granted under the Plan ten (10) years after approval by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may, 7and the authority of the board or the committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall extend beyond such date.